UNITED STATES

SECURITES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: January 31, 2012

(Date of earliest reported)

Multiband Corporation

(Exact name of registrant as specified in its chapter)

Commission File Number: 13529

Minnesota	41-1255001
(State or other jurisdiction	(IRS Employer
of incorporation)	Identification No.)

9449 Science Center Drive, New Hope, Minnesota 55428

(Address of principal executive offices, including zip code)

(763) 504-3000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On January 31, 2011, Multiband Corporation (the Company) announced the expiration of a non-binding letter of intent with WPCS International Incorporated, effective February 1, 2012, the material details of which are contained in the attached press release. A copy of this press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibit

The following exhibit shall be deemed to be furnished, and not filed:

Exhibit	Description

99.1	Press Release dated January 31, 2012.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this Form 8-K report to be signed on its behalf by the undersigned hereunto duly authorized.

Multiband Corporation

Date: February 3, 2012	By:	/s/ James L. Mandel
James L. Mandel
Chief Executive Officer

Exhibit Index

No.	Description	Manner of Filing

99.1	Press release dated January 31, 2012.	Filed Electronically

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